TL SA-2

                        SUPPLEMENT DATED JANUARY 1, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                            DATED JANUARY 1, 2008 OF

                                 TEMPLETON FUNDS
                (TEMPLETON FOREIGN FUND AND TEMPLETON WORLD FUND)

The Statement of Additional Information (SAI) is amended as follows:

I. The first paragraph under the "Organization, Voting Rights and Principal Holders" section, on page 38, is revised to read as follows:

Each Fund is a diversified series of Templeton Funds, Inc. (referred to herein as the Company or the Trust), an open-end management investment company, commonly called a mutual fund. The Company was originally organized as a Maryland corporation on August 15, 1977, and is registered with the SEC. Effective early 2008, the Company will be reorganized into a Delaware statutory trust (the "Reorganization").

II. Until the effective date of the Reorganization, references in the prospectus and SAI to the Company as "the Trust" and references to the Directors as "Trustees," as well as all other similar references, shall be deemed to apply to the Company and the Directors, as applicable, until consummation of the Reorganization.

               Please keep this supplement for future reference.